Fees Summary	Apr. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	113,375.65
Total Transaction Valuation	820,967,804.42
Total Offset Amount	0.00
Net Fee	$ 113,375.65